CONSOLIDATED STATEMENTS OF CASH FLOWS (Parenthetical) - USD ($) $ in Thousands	Mar. 31, 2020	Dec. 31, 2019	Mar. 31, 2019	Dec. 31, 2018
Reconciliation of cash, cash equivalents and restricted cash:
Cash	$ 6,566	$ 6,220	$ 15,025
Restricted cash - Note 5	2,929	3,270	2,611
Restricted cash - Note 5	39,595	39,477	38,808
Total cash, cash equivalents and restricted cash	$ 49,090	$ 48,967	$ 56,444	$ 52,861